Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------


In connection with the Quarterly Report of L.O.M. Medical International, Inc. (the "Company"), on form 10-QSB for the period ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tanya Sedlacek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


April 14, 2004                         By:  /s/ Tanya Sedlacek
                                            --------------------------
                                            Tanya Sedlacek
                                       Its: Chief Financial Officer